UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 4, 2015

Puget Technologies, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

333-179212	01-0959140
(Commission File Number)	(IRS Employer Identification No.)

88 INVERNESS CIRCLE EAST, BUILDING M

Englewood, CO 80112

(Address of principal executive offices and zip code)

303-239-6597

 (Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 — OTHER EVENTS

Item 8.01 Other events

On March 2, 2015, The Company moved its office to:

88 Inverness Circle East, Building M

Englewood, CO 80112

The new main telephone number has been changed to - 303-239-6597

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Puget Technologies Inc.

/s/ Thomas M Jaspers

Thomas M Jaspers

CFO

Date:  March 4,  2015